Exhibit 13.1

2015 FORM - 20F EXHIBIT - 13.1

Certification Furnished Pursuant To Rule 13a-14(B) (17 CFR 240.13a-14(B)) or
Rule 15d-14(B) (17 CFR 240.15d-14(B)) and Section 1350 of Chapter 63 Of Title 18 of
The United States Code (18 U.S.C. 1350), Promulgated Under Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form-20F for the fiscal year ended 30 June 2015 of Continental Energy Corporation, a British Columbia, Canada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Richard L. McAdoo, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 26, 2017

<Signed>

Richard L. McAdoo
Chief Executive Officer